SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 14, 2003



                              Mesa Air Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)



             Nevada                    0-15495              85-0302351
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  (State or Other Jurisdiction       (Commission        (I.R.S.  Employer
        of Incorporation)            File Number)       Identification No.)



410 North 44th Street, Suite 700, Phoenix, Arizona             85008
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(Address of Principal Executive Offices)                    (Zip Code)



Registrant's Telephone Number, Including Area Code:       (602) 685-4000
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

      On October 14, 2003, Mesa Air Group, Inc. ("Mesa") issued two press releases. The first press release announced Mesa's intention to commence an exchange offer for all the outstanding shares of Atlantic Coast Airlines Holdings, Inc. ("ACA"), as well as its filing of a preliminary consent statement to nominate a slate of directors to replace the current ACA board. The second press release made public a letter delivered by Mesa to ACA's Board of Directors. A copy of each press release is attached as Exhibit 99.1 and 99.2 hereto and is incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits:

            99.1 - Press Release, dated October 14, 2003

            99.2 - Press Release, dated October 14, 2003

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 16, 2003                Mesa Air Group, Inc.


                                       By:    /s/ Jonathan G. Ornstein
                                          -----------------------------------
                                          Name:   Jonathan G. Ornstein
                                          Title:  Chairman and Chief
                                                  Executive Officer

                                  EXHIBIT INDEX



    EXHIBIT NUMBER                 DESCRIPTION
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         99.1                      Press Release,  dated October 14, 2003

         99.2                      Press Release,  dated October 14, 2003